MobilePro
CORP

Annual Shareholders Meeting

September 20, 2007

Overview

- Introduction/Welcome
- CEO Presentation
- Presentation by ProGames
- Q&A
- Voting
- Adjournment

MobilePro History

- Prior to December 2003, MobilePro was a development stage technology company
- From December 2003 when Jay Wright became CEO until June 2007, MobilePro completed more than 20 acquisitions and built a national telecom services company
- In February 2006, MobilePro acquired Kite Networks and the 49% of Kite Broadband it did not then own in order to make a major push in the broadband wireless area.
  - Strategic rationale was that wireless is where customers are migrating to, wireless has high operating margins and barriers to entry and it would be an area where MOBL could become an industry leader
- Despite bringing on board a team with a history of success in the wireless industry, MobilePro was unable to raise sufficient capital to execute its business plan

MobilePro History

- In December 2006, BB&T was hired to either find an investor or sell Kite Broadband and Kite Networks ("Kite")
  - Other municipal wireless companies such as Earthlink and MetroFi have also had challenges
- BB&T was unable to locate an investor
- In June 2007, Kite signed a definitive agreement with a company to be acquired; buyer breached agreement
- In early July 2007, Kite was acquired by Gobility, Inc., a Texas based technology company
- Gobility's financial backer has breached its unqualified commitment letter to MobilePro
- Gobility is now looking to sell parts of Kite to relieve pressure from lease commitments
- MobilePro is still a financial guarantor on roughly $6 million in leases and payables and therefore is assisting Gobility in its efforts

MobilePro History

- MOBL subsidiary, Davel Communications, recently sold a significant portion of its payphones to Sterling Payphones
  - Retained litigation rights
- MobilePro signed definitive agreement with USA Telephone to sell CLEC and ISP assets
  - ISP Sale closed July 2007
  - CLEC Sale scheduled to close by year end

Cap Structure/Trading

- 775 million common shares outstanding, 1.5 billion authorized
- Stock averages more than 4 million shares traded a day
- 35,000 or so preferred convertible 1-for-1 into common
- $14 million in debt to Cornell scheduled to be retired with $19.4 million of cash proceeds of CLEC sale
- $6mm of leases and payables assumed by Gobility as part of Kite acquisition, subject to MOBL guarantee

Projected Balance Sheet-01/01/08

- $6 million in cash
  - Could be offset by exposure to Kite leases, payables
- $8.1 million in convertible preferred stock of USA Telephone
- $2.0 million of convertible debt in Gobility
- Other assets: Litigation claims, ownership in ProGames Network, IP, other assets
  - Dial around claims
  - Claims against defaulted buyer, financier for Kite

Risks

- Delay in closing deals
- Inability of Gobility to get leases, payables paid
- Default by USA Telephone
- Regular risks (see 10Q)

MobilePro CORP

Go Forward Strategy

- Four alternatives
  - Reverse merger with large private company (change of control)
  - Acquisition of smaller private or public company (no change of control)
  - Payment of cash dividend and return to "shell" status
  - Conversion of company into Business Development Company

- Acquisition Criteria: Companies in industries with good fundamentals, recurring revenue and growth potential (organic and acquisition)
  - Strong operating management with domain expertise
  - Little or no debt, cash flow positive from operations

MobilePro CORP

Go Forward Strategy

- Timing: Look to resolve Kite exposure within 60 days
- Look for acquisitions over next 6 months
- Close acquisition or make dividend by May 31, 2008
- Other issues: Continue with DAC litigation, pursue breaching parties from Kite transactions
- ProGames – Look for financing partner and/or strategic partner to help grow business, harvest value
- Other assets – Intellectual property, STI shares, TXP shares – look to monetize or distribute

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ProGames

Becoming the digital community for gamers from around the globe featuring mobile, MMORPG, casual, skill, and cash games as well as news, community and lifestyle content.

Mission

To become market-leading branded multimedia destination for cross-category gaming entertainment and lifestyle programming.

- Strategic opportunity
  - Launch global digital media company
  - Offer best-of-brand online and mobile games with exclusive distribution rights
  - Become value-added platform for games and gaming delivered via TV, radio, podcasts and mobile devices
- Target audiences
  - Competitive players
  - Hardcore enthusiasts
  - Entertainment users

A Growing Market Opportunity

Over 1/3 of U.S. adult Internet users play online games weekly*

- Create a significant digital media/entertainment company
- Cross marketing opportunities
  - Skill games, fantasy sports, digital content, mobile games and thoroughbred horse racing
- Advertising opportunities on TV, radio, online and mobile devices
- International portal for handicapping and gambling for non – U.S. citizens

*Parks Associates

Gaming Entertainment Platform

- Large and growing global market
- Fragmented marketspace with brand leadership opportunity
- Unique platform leveraging cross-category synergy between games and gaming
- Online, Mobile and IPTV products positioned for expansion
- Existing relationships with marquee brands
  - Virgin Comics/Jurassic Park/ Godzilla/Rush Hour 3
- Proven management team
- Strong growth outlook

A Value-added "Network"

- A complementary partner delivering distribution
- Not a direct competitor to game developers and publishers.

Game Type

- Casual
- Competitive
- Skill
- Adventure or simulation
- Virtual World
- Action
- Strategy
- Fantasy
- Massive Multiplayer
- Chance

Acquisition Model

- Publish
- Third-party license
- Revenue share
- Public domain
- Develop
- Co-create


Mobile Gaming Innovation
Public & Proprietary Distribution Channels
Community & Content
IPTV • User Generated • Universal Loyalty
Leading Edge Branded Entertainment/Games
Parity Games Platform

- Creating a superior brand experience
- Building robust consumer
- Aggregating access to an ever-evolving portfolio of games
- Developing value-added content
- Developing "social networking" applications
- Becoming the "voice" of progamers,
- Developing universal player programs

Four Phase Development Plan

US MARKET PLATFORM

Phase 1 — GUERILLA LAUNCH

- Online *v. 1*
- Limited Mobile
- Narrowcast IPTV

- Games
  - *Mobile*
  - *Fun Tech*
  - *TryGames*
- IPTV Original News segments
- Licensed Content
- Community

Intent Media Works Private Label Site

TARGET WINDOW
5/15 - 10/15/07

Phase 2 — MAINSTREAM LAUNCH

- Online *v. 2*
- Expanded Mobile
- Expanded IPTV

- Add:
  - original content
  - licensed content
  - original games
- Expand Distribution
  - captive platforms
  - cable partnerships

TARGET WINDOW
12/15 - 02/15/08

Phase 3 — GROWTH

- Online *v. 3*
- Expanded Mobile
- Broadcast IPTV

- More:
  - content
  - games
- Distribution
  - Yahoo

TARGET WINDOW
Spring 2008

Phase 4 — EXPANSION

- Online *v. 4*
- Expanded Mobile
- Broadcast IPTV
- Digital TV
- transition

- Drive for unique
- visitor build-up

Growth Initiatives

- In-Casino/Ex-Casino Mbl.Gaming Svcs.
- VIP Stored Value Card/Loyalty Prgm.
- International Gaming Svcs.

PROGAMES NETWORK

MobilePro CORP

Games Currently Contracted

Game Provider	Game Class	Number of Games Provided	Revenue Model
Fun Technologies	Casual - Cash Games	24 Currently – 36 by EOY	50% of net revenue
Mobile Partners	Mobile	16	50% of net revenue
Typhoon/Outblaze	Massive Multiplayer Online Real Time Strategy Game 50 articles per month	1 (only current provider in US) Reviews/ screenshots and demos	50% of revenue (min $25K per year) $25,000 per year
Trymedia	Downloads - various types	1200+	15%-25% of net revenue

PROGAMES NETWORK

MobilePro CORP

Key Personnel

- Leadership Team
  - Martin Gray
    - President and Chief Executive Officer and Board Director
  - Jack Beech
    - CTO
- Board of Directors
  - Frank Catania
  - Harlan W. Goodson
- Advisory Board
  - Sean Malatesta
  - James H. Gellert
  - Ross Anderson
  - Stuart Lipson

Q & A